Execution Copy









                ___________________________________________________






                            REGISTRATION RIGHTS AGREEMENT

                                        among

                              AMERICA WEST AIRLINES, INC.,

                                 AMWEST PARTNERS, L.P.

                                         and

                            THE OTHER HOLDERS NAMED HEREIN

                              Dated as of August 25, 1994

                                   TABLE OF CONTENTS


                                                                       Page

           1.  Definitions..........................................     2

           2.  Registration under the Securities Act................     8

               2.1  Shelf Registration Statements...................     8
               2.2  Demand Registration.............................    10
               2.3  Piggyback Registration..........................    12
               2.4  Trust Indenture Act Qualification; Rating.......    15
               2.5  Registration Terms and Procedures...............    15
               2.6  Underwritten Offerings..........................    22
               2.7  Preparation; Reasonable Investigation...........    23
               2.8  Indemnification.................................    24
               2.9  Liquidated Damages..............................    28

           3.  Rule 144 and Rule 144A...............................    31

           4.  Term.................................................    31

           5.  Amendments and Waivers...............................    31

           6.  Entire Agreement.....................................    32

           7.  No Third-Party Beneficiary...........................    32

           8.  Invalid Provisions...................................    32

           9.  Nominees for Beneficial Owners.......................    32

          10.  Notices..............................................    33

          11.  Assignment...........................................    35

          12.  Descriptive Headings.................................    35

          13.  Specific Performance.................................    36

          14.  Governing Law........................................    36

          15.  Registration Rights to Others........................    36

          16.  Attorneys' Fees......................................    36

          17.  Limitation of Liability..............................    37

          18.  Termination of Certain Rights........................    37

          19.  No Inconsistent Agreements...........................    37

          20.  Requisite Holders....................................    37

          21.  Counterparts.........................................    37

          22.  Repurchase Arrangement...............................    38

               SCHEDULES

               Schedule 1 - GPA Registration Rights Agreement

                            REGISTRATION RIGHTS AGREEMENT

                    REGISTRATION RIGHTS AGREEMENT, dated as of August 25, 1994 among AMERICA WEST AIRLINES, INC., a Delaware corporation (including its successor, as reorganized pursuant to Chapter 11, Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), the "Company"), AMWEST PARTNERS, L.P., a Texas limited partnership ("Investor"), LEHMAN BROTHERS INC., a Delaware corporation ("Lehman"), and the funds or accounts managed or advised by Fidelity Management Trust Company or its affiliates listed on the signature pages hereto (each, a "Fidelity Fund" and collectively, "Fidelity").

                                W I T N E S S E T H :

                    WHEREAS, the Company is a Debtor and
          Debtor-in-Possession in the case (the "Chapter 11 Case") filed in the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court"), entitled "In re America West Airlines, Inc., Debtor," Chapter 11 Case No. 91-07505-PHX-RGM, under the Bankruptcy Code;

                    WHEREAS, the Company and Investor have entered into that certain Third Revised Investment Agreement dated as of April 21, 1994 (as it may be further amended, modified or supplemented from time to time, the "Investment Agreement") and the Company and Fidelity have entered into a Note Purchase Agreement dated as of August 25, 1994 (as amended, modified or supplemented from time to time, the "Note Purchase Agreement"), which agreements among other things provide for the purchase of the Securities (as defined in the Investment Agreement) in connection with and as part of the transactions to be consummated pursuant to the confirmation of a Plan of Reorganization (as amended, modified or supplemented from time to time) of the Company in the Chapter 11 Case (the "Plan");

                    WHEREAS, the Company has filed with the SEC (as hereinafter defined) a shelf registration statement with respect to the Securities issued or issuable to Investor, Lehman, Fidelity and their respective Affiliates, among others, and the SEC has declared such shelf registration statement effective;

                    WHEREAS, by Order dated August 10, 1994, the Bankruptcy Court confirmed the Plan and

                    WHEREAS, the Investment Agreement, the Note Purchase Agreement and the Plan contemplate that the Company, Investor, Lehman and Fidelity will enter into certain agreements, including, without limitation, this Registration Rights
          Agreement;

                    NOW THEREFORE, the parties hereby agree as follows:

                    1. Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Investment Agreement. In addition, the following terms, as used herein, have the following meanings (all terms defined herein in the singular to have the correlative meanings when used in the plural and vice versa):

                    "Affiliate" means (i) when used with reference to any partnership, any Person that, directly or indirectly, owns or controls 10% or more of either the capital or profit interests of such partnership or is a partner of such partnership or is a Person in which such partnership has a 10% or greater direct or indirect equity interest and (ii) when used with reference to any corporation, any Person that, directly or indirectly owns or controls 10% or more of the outstanding voting securities of such corporation or is a Person in which such corporation has a 10% or greater direct or indirect equity interest. In addition, the term "Affiliate," when used with reference to any Person, shall also mean any other Person that, direct or indirectly, controls or is controlled by or is under common control with such Person. As used in the preceding sentence, (A) the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity referred to, whether through ownership of voting securities, by contract or otherwise and (B) the terms "controlling" and "controls" shall have meanings correlative to the foregoing. Notwithstanding the foregoing, the Company will be deemed not to be an Affiliate of AmWest or any of its partners and each of AmWest GenPar, Inc., Continental Airlines, Inc., Mesa Airlines, Inc. ("Mesa"), TPG Partners, L.P., TPG Parallel I, L.P. and Air Partners II, L.P. shall be deemed to be an Affiliate of AmWest.

                    "Agreement" means this Registration Rights Agreement, as the same shall be amended, modified or supplemented from time to time.

                    "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) New York, New York or (b) Phoenix, Arizona.

                    "Chapter 11 Case" has the meaning ascribed to it in the preamble.

                    "Class A Common" means the Class A Common Stock of the Company, par value $.01 per share, of the Company.

                    "Class B Common" means the Class B Common Stock of the Company, par value $.01 per share, of the Company.

                    "Commercially Reasonable Efforts", when used with respect to any obligation to be performed or term or provision to be observed hereunder, means such efforts as a prudent Person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided, that such efforts do not require such Person to incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term or provision, (ii) is caused by or results from the wrongful act or negligence of the Person whose performance or observance is required hereunder or
          (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation, the expenditure of such funds and retention by such Person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action; the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action; and the commencement, termination or settlement of any action, suit or proceeding involving such Person to the extent necessary or appropriate to effect the relevant action.

                    "Demand Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.2.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

                    "Fidelity" has the meaning ascribed to it in the preamble. With respect to any action, demand or election as to which "Fidelity" has the right or obligation to take action pursuant to this Agreement, such action shall be valid if taken by the Holders of a majority in interest of the Registrable Equity Securities and/or a majority in principal amount of the Registrable Debt Securities, as the case may be, held by the Fidelity Funds as of the date of such action.

                    "Fidelity Fund" has the meaning ascribed to it in the preamble.

                    "GPA" means GPA Group plc and any legal successor thereto, and includes GPA's permitted assigns pursuant to the GPA Registration Rights Agreement.

                    "GPA Demand" has the meaning ascribed to it in Section
          2.2(c).

                    "GPA Registration Rights Agreement" means the
          Registration Rights Agreement of even date herewith between the Company and GPA attached hereto as Schedule 1, as amended from time to time in accordance with the provisions thereof and hereof.

                    "Holders" means, subject to Section 9 hereof, the holders of record of Registrable Securities, or, in the case of references to holders of securities of the Company other than Registrable Securities, the record holders of such securities.

                    "Indemnified Party" has the meaning ascribed to it in
          Section 2.8(a).

                    "Indenture" means that certain Indenture between the Company and American Bank National Association, as Trustee, dated as of August 25, 1994 and relating to up to $130 million principal amount of the Notes.

                    "Initial Effective Date" means the date upon which the Restated Certificate of Incorporation becomes effective in accordance with the Plan and the General Corporation Law of the State of Delaware.

                    "Initial Registrable Debt Securities" means the $100 million principal amount of the Notes issued on the date of this Agreement and held by any Fidelity Fund or any of their respective assignees or Affiliates or any transferee (direct or indirect) of such Persons.

                    "Initial Shelf Registration Statement" has the meaning ascribed to it in Section 2.1(a).

                    "Loss" has the meaning ascribed to it in Section
          2.8(a).

                    "Material Adverse Change" means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States of America, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America, (iii) the commencement of a war, armed hostilities or other international or national calamity involving the United States of America, (iv) any limitation (whether or not mandatory) by any governmental authority on, or any other event which materially affects the extension of credit by banks or other financial institutions, (v) any material adverse change in the Company's business, condition (financial or otherwise) or prospects or (vi) a 15% or more decline in the Dow Jones Industrial average or the Standard and Poor's Index of 400 Industrial Companies, in each case from the date a Notice of Demand is made.

                    "Notes" has the meaning ascribed to it in the Note Purchase Agreement.

                    "Notice of Demand" means a request by Investor or Fidelity, as the case may be, pursuant to Section 2.2 that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by it and its Affiliates and, at its option, any direct or indirect transferee of Registrable Securities held by it, and any other Holder that requests to have its Registrable Securities included in such registration pursuant to Section 2.2(d). A Notice of Demand shall specify (i) the type and amount of Registrable Securities proposed to be registered, (ii) the intended method or methods and plan of disposition thereof and (iii) whether or not such requested registration is to be an underwritten offering.

                    "Participating Holders" means, with respect to any registration of Registrable Securities by the Company pursuant to this Agreement, the Requesting Holder and any other Holders that are entitled to participate in, and are participating in or seeking to participate in, such registration.

                    "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority or any other entity or organization.

                    "Piggyback Registration" means any registration of Registrable Equity Securities under the Securities Act effected in accordance with Section 2.3.

                    "Piggyback Registration Notice" has the meaning ascribed to it in Section 2.3(a).

                    "Plan" has the meaning ascribed to it in the preamble.

                    "Registrable Debt Securities" means, collectively, the Initial Registrable Debt Securities and the Secondary Registrable Debt Securities. As to any particular Registrable Debt Securities, once issued such securities shall cease to be Registrable Debt Securities when (a) such securities shall have been distributed pursuant to the Plan without registration or qualification under the Securities Act or any similar state law then in force pursuant to Section 1145 of the Bankruptcy Code,
          (b) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (c) such securities shall have been distributed in accordance with Rule 144 or (d) such securities shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered in exchange therefor by the Company and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force.

                    "Registrable Equity Securities" means the equity securities acquired by Investor, Lehman, any Fidelity Fund or any of their respective assignees or Affiliates pursuant to the Plan or held by any transferee (direct or indirect) of such Persons, including, without limitation, (a) any shares of Class A Common or Class B Common issued or issuable on the Effective Date, (b) any Warrant, (c) any shares of Class B Common issued or issuable upon the exercise of a Warrant and (d) any securities issued or issuable with respect to any such Class A Common, Class B Common or Warrants by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Equity Securities, once issued such securities shall cease to be Registrable Equity Securities when
          (i) such securities shall have been distributed pursuant to the Plan without registration or qualification under the Securities Act or any similar state law then in force pursuant to Section 1145 of the Bankruptcy Code, (ii) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (iii) such securities shall have been distributed in accordance with Rule 144 or (iv) such securities shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered in exchange therefor by the Company and subsequent disposition of such shares shall not require registration or qualification under the Securities Act or any similar state law then in force.

                    "Registrable Securities" means the Registrable Debt Securities and the Registrable Equity Securities.

                    "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (a) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers fees, (b) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and any legal fees and expenses incurred in connection with the blue sky qualifications of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions, (c) all word processing, duplicating, printing, messenger and delivery expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements incurred by the Holders of the Registrable Securities being registered (including, without limitation, the reasonable fees and disbursements for one counsel or firm of counsel selected by the Requisite Holders of Registrable Debt Securities and Registrable Equity Securities acting together),
          (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered to the extent the Company elects to obtain such insurance, (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the Registrable Securities being registered) and (h) fees and expenses of other Persons retained or employed by the Company.

                    "Requesting Holder" means the party providing a Notice of Demand to the Company pursuant to Section 2.2(a).

                    "Requisite Holders" means (a) with respect to any Registrable Equity Securities, any Holder or Holders of a majority in interest of the Registrable Equity Securities included or to be included in a registration or other relevant action, as the case may be, and (b) with respect to any Registrable Debt Securities, any Holder or Holders of a majority of the aggregate principal amount of the Registrable Debt Securities included or to be included in a registration or other relevant action, as the case may be.

                    "Restated Certificate of Incorporation" means the restated Certificate of Incorporation adopted by the Company pursuant to the Plan in accordance with Section 303 of the General Corporation Law of the State of Delaware.

                    "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act, and any successor provision thereto.

                    "Rule 144A" means Rule 144A promulgated by the SEC under the Securities Act, and any successor provision thereto.

                    "SEC" means the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

                    "Secondary Effective Date" means the date upon which the Secondary Registrable Debt Securities are issued by the Company.

                    "Secondary Registrable Debt Securities" means the Notes, if any, issued subsequent to the date of this Agreement and held by any Fidelity Fund, Lehman or any of their respective assignees or Affiliates or any transferee (direct or indirect) of such Persons.

                    "Secondary Shelf Registration Statement" has the meaning ascribed to it in Section 2.1(b).

                    "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

                    "Shelf Period" has the meaning ascribed to it in
          Section 2.1(c).

                    "Shelf Registration Statements" shall mean, collectively, the Initial Shelf Registration Statement and the Secondary Shelf Registration Statement, and in singular form shall mean either the Initial Shelf Registration Statement or the Secondary Shelf Registration Statement.

                    "Successor" means, with respect to any Person, a successor to such Person by merger, consolidation, liquidation or other similar transaction.

                    "Suspension Notice" has the meaning ascribed to it in
          Section 2.5(h).

                    "Suspension Period" has the meaning ascribed to it in
          Section 2.5(h).

                    "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

                    "Warrant" means a Warrant to Purchase Class B Common Stock of America West Airlines, Inc. issued pursuant to the Warrant Agreement dated as of even date herewith between the Company and First Interstate Bank of California, as Warrant Agent, and any warrant issued in substitution or exchange therefor.

                    2.  Registration under the Securities Act.

                    2.1  Shelf Registration Statements.

                    (a) Filing of Initial Shelf Registration Statement. If, as of the Initial Effective Date, (i) the effectiveness of the shelf registration statement covering all of the Registrable Equity Securities and the Initial Registrable Debt Securities (the "Initial Shelf Registration Statement") has been suspended or the Initial Shelf Registration Statement is otherwise not effective or (ii) the securities covered under the Initial Shelf Registration Statement shall not qualify under all blue sky or other securities laws, the Company shall use Commercially Reasonable Efforts to cause such Initial Shelf Registration Statement to be effective as soon as practicable and to qualify such securities under all blue sky and other securities laws as soon as practicable.

                    (b) Filing of Secondary Shelf Registration Statement. If, as of the Secondary Effective Date, (i) the effectiveness of the shelf registration statement covering all of the Secondary Registrable Debt Securities (the "Secondary Shelf Registration Statement") has been suspended or the Secondary Shelf Registration Statement is otherwise not effective or (ii) the securities covered under the Secondary Shelf Registration Statement shall not qualify under all blue sky or other securities laws, the Company shall use Commercially Reasonable Efforts to cause such Secondary Shelf Registration Statement to be effective as soon as practicable and to qualify such securities under all blue sky and other securities laws as soon as practicable.

                    (c) Continuous Effectiveness of Shelf Registration Statements. Once a Shelf Registration Statement is effective pursuant to Section 2.1(a) or 2.1(b), the Company shall use Commercially Reasonable Efforts to cause such Shelf Registration Statement to remain continuously effective until the earlier of
          (i) the third (3rd) anniversary of (A) in the case of the Initial Shelf Registration Statement, the Initial Effective Date or (B) in the case of the Secondary Shelf Registration Statement, the Secondary Effective Date and (ii) in either case, the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold, but in no event prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder (such period with respect to the Initial Shelf Registration Statement or the Secondary Shelf Registration being defined as the "Shelf Period" with respect to such Shelf Registration Statement); provided, however, that with respect to each such Shelf Registration Statement (x) the Company may (no more than twice during any twelve (12) month period and for a period not to exceed forty-five (45) days on any one occasion, and not in any event to exceed sixty (60) days in the aggregate) suspend use of such Shelf Registration Statement at any time if the continued effectiveness thereof would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Board of Directors of the Company shall have determined in good faith is not in the best interests of the Company and its stockholders and (y) the Company may suspend use of each such Shelf Registration Statement during any period (not to exceed forty-five (45) days in the aggregate) if each of the Company and the Requisite Holders of each of the Registrable Equity Securities, if any, and the Registrable Debt Securities covered by such Shelf Registration Statement consents in writing to such suspension for such period, provided, further, that Investor and any of its Affiliates (other than Mesa) shall not participate in any such consent and that any Registrable Equity Securities or Registrable Debt Securities held by such parties shall not be taken into account for the purpose of such consent.

                    (d) Underwritten Offering. If the Requisite Holders of each of the Registrable Equity Securities and the Registrable Debt Securities covered by the Initial Shelf Registration Statement and the Secondary Shelf Registration Statement, if any, acting together, so elect, the offering of Registrable Securities pursuant to such Shelf Registration Statements shall be in the form of an underwritten offering, with such book-running managing underwriter or underwriters as they shall jointly select with the approval of the Company, such approval not to be unreasonably withheld.

                    2.2  Demand Registration.

                    (a) Registration on Request. Except as provided in subsection (b) below,

                         (i) at any time after the Shelf Period applicable to the Initial Shelf Registration Statement, Investor may provide the Company with a Notice of Demand (with a copy to GPA); and

                        (ii) if at any time during the Shelf Period the Initial Shelf Registration Statement is not effective during a continuous period of ten (10) days for any reason (other than under the circumstances and during the periods permitted by the first proviso in Section 2.1(c)), each of Investor and Fidelity may, at any time prior to the renewed effectiveness of such Initial Shelf Registration Statement or any replacement Shelf Registration Statement for such Initial Shelf Registration Statement, provide the Company with a Notice of Demand (with a copy to GPA) (which, in the case of Investor, shall be in addition to its right to provide the Company with a Notice of Demand pursuant to clause (i) above).

          Upon receipt of a Notice of Demand, the Company shall use Commercially Reasonable Efforts to effect at the earliest practicable date the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register (whether pursuant to the Notice of Demand or pursuant to notice provided under Section 2.2(d)), for disposition in accordance with the intended method or methods of disposition specified in the Notice of Demand or such other notice.

                    (b) Limitations on Demand Registration. The Company shall not be obligated to take any action to effect any registration pursuant to this Section 2.2: (i) after the Company has, in accordance with the provisions of Section 2.5(c), effected (A) one (1) registration of Registrable Securities with respect to a registration requested pursuant to Section 2.2(a)(i) and (B) two (2) registrations of Registrable Securities with respect to a registration requested pursuant to Section 2.2(a)(ii); and (ii) in any period during which the Company has suspended registration pursuant to the first proviso in Section 2.1(c).

                    (c) GPA Demand Registration. If GPA exercises its right to a demand registration (the "GPA Demand") pursuant to
          Section 2.2 of the GPA Registration Rights Agreement, then the Company shall provide Investor and each of its Affiliates which have been designated by Investor by notice to the Company to be given notice of the GPA Demand (pursuant to the proviso to Section 11 or otherwise), with a copy of such demand within five
          (5) Business Days of its receipt thereof, and Investor may (but shall not be obligated to) provide the Company with a Notice of Demand pursuant to Section 2.2(a) within twenty-one (21) days of Investor's receipt of a copy of the GPA Demand and thereby void the GPA Demand and obligate the Company to effect a registration of Registrable Securities pursuant to Section 2.2(a).

                    (d) Notice to certain non-Requesting Holders. Upon receipt of any Notice of Demand from a Requesting Holder or any GPA Demand, the Company will give prompt (but in any event within fifteen (15) days after such receipt) notice to all Holders of Registrable Securities of such Notice of Demand or GPA Demand and of such Holders' rights under this Section 2.2. Upon the request of any such Holder made within fifteen (15) days after the receipt by such Holder of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company will use Commercially Reasonable Efforts to effect the registration of all Registrable Securities which the Company has been so requested to register pursuant to the Notice of Demand or GPA Demand. The participation of Investor, any Fidelity Fund, Lehman or any of their respective Affiliates or transferees, direct or indirect, in a GPA Demand pursuant to this
          Section 2.2(d) shall (i) be subject to the provisions of Section 2.3(a) and 2.3(c) hereof and (ii) with respect to Investor, or Fidelity shall not be considered a Notice of Demand pursuant to
          Section 2.2(a) and shall have no effect on such parties' right to provide the Company with a Notice of Demand pursuant thereto.

                    (e) Priority in Demand Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Requesting Holder by letter of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Requesting Holder, then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering as follows: first, such Registrable Securities requested to be included in such registration by each of Investor, any Fidelity Fund, Lehman or their respective Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; second, such Registrable Securities requested to be included in such registration by the direct or indirect transferees of Registrable Securities held by Investor, any Fidelity Fund, Lehman, or their respective Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; third, such securities requested to be included in such registration by GPA or any of its Affiliates, pursuant to the GPA Registration Rights Agreement, pro rata on the basis of the amount of such securities so proposed to be sold and so included by such parties; fourth, such securities requested to be included in such registration by the direct or indirect transferees of securities held by GPA or any of its Affiliates, pursuant to the GPA Registration Rights Agreement, pro rata on the basis of the amount of such securities so proposed to be sold and so included by such parties, and fifth, such Registrable Securities requested to be included in such registration by all other Holders pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties.

                    2.3  Piggyback Registration.

                    (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its equity securities under the Securities Act (other than by a registration on Form S-4 or Form S-8 or any successor or similar form then in effect and other than pursuant to Section 2.1 or 2.2, with the exception of a registration pursuant to a GPA Demand) in a form and in a manner that would permit registration of the Registrable Equity Securities, whether or not for sale for its own account, it will give prompt (but in no event less than thirty (30) days prior to the proposed date of filing the registration statement relating to such registration) notice to all Holders of Registrable Equity Securities of the Company's intention to do so and of such Holders' rights under this Section 2.3. Upon the request of any such Holder made within twenty (20) days after the receipt by such Holder of any such notice (which request shall specify the Registrable Equity Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof) (the "Piggyback Registration Notice"), the Company will use Commercially Reasonable Efforts to effect the registration under the Securities Act of all Registrable Equity Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Equity Securities so to be registered, provided that if, at any time after giving notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Equity Securities in connection with such registration (but not from its obligation to pay all Registration Expenses in connection therewith as provided in Section 2.5(b)), without prejudice, however, to the right of Investor to request that such registration be effected as a registration under Section 2.2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Equity Securities for the same period as the delay in registering such other equity securities. No registration effected under this Section 2.3 shall be deemed to have been effected pursuant to Section 2.1 or 2.2 (except for any right to demand registration which may be exercised pursuant to the last clause of subsection (i) of the preceding sentence) or shall relieve the Company of its obligation to effect any registration under such Sections.

                    (b) Priority in Piggyback Registrations. If (i) a registration pursuant to this Section 2.3 (other than a registration made pursuant to a GPA Demand) involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders requesting such registration by letter of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Company, then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering as follows: first, all securities proposed by the Company to be sold for its own account; second, such Registrable Equity Securities requested to be included in such registration by Investor, Lehman, any Fidelity Fund or any of their respective Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; third, such Registrable Equity Securities requested to be included in such registration by the direct or indirect transferees of Registrable Equity Securities held by Investor, Lehman, any Fidelity Fund or any of their respective Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; fourth, such securities requested to be included in such registration by GPA or any of its Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; fifth, such securities requested to be included in such registration by the direct and indirect transferees of such securities held by GPA or any of its Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; and sixth, all other securities of the Company requested to be included in such registration pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included.

                    (c) Priority in Piggyback Registrations Pursuant to a GPA Demand. If (i) a registration pursuant to this Section 2.3 is made pursuant to a GPA Demand and involves an underwritten offering of the securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders requesting such registration by letter of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Company, then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering as follows: first, such securities requested to be included in such registration by GPA or any of its Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; second, such securities requested to be included in such registration by the direct and indirect transferees of such securities held by GPA or any of its Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; third, such Registrable Equity Securities requested to be included in such registration by Investor, Lehman, any Fidelity Fund or any of their respective Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; fourth, such Registrable Equity Securities requested to be included in such registration by the direct or indirect transferees of Registrable Equity Securities held by Investor, Lehman, any Fidelity Fund or any of their respective Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; and fifth, all other securities of the Company requested to be included in such registration pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included.

                    2.4 Trust Indenture Act Qualification; Rating. At or prior to the date the SEC declares the Initial Shelf Registration Statement to be effective, the Company shall qualify the Indenture under the Trust Indenture Act, and shall use Commercially Reasonable Efforts to effect such registration to permit the sale of the Notes thereunder in accordance with the intended method or methods of disposition thereof. If notified by a nationally recognized rating agency that the Notes are being rated, the Company shall cooperate in providing information and making a presentation to such agency in connection therewith.

                    2.5  Registration Terms and Procedures.

                    (a)  Registration Statement Form.  Registrations under
          Section 2.2 shall be on such appropriate registration forms of the SEC (i) as shall be acceptable to the Requesting Holder (such acceptance not to be unreasonably withheld) and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition. The Company agrees to include in any such registration statement all information that any Participating Holder shall reasonably request (to the extent such information relates to such Participating Holder).

                    (b) Registration Expenses. Subject to Section 2.5(f), the Company will pay all Registration Expenses incurred in connection with a registration to be effected (whether or not effected or deemed effected pursuant to subsection (c) below) pursuant to Sections 2.1, 2.2 or 2.3.

                    (c) Effectiveness of Demand Registration. A registration will not be deemed to have been effected under
          Section 2.2 unless the registration statement with respect thereto has been declared effective by the SEC and, subject to the first proviso in Section 2.1(c) hereof and to Section 2.5(g)(vii) hereof, remains effective for the earlier of six (6) months (subject to extension as contemplated by the last sentence of Section 2.5(h)(ii)) or the distribution of the securities covered by such registration statement; provided, however, that if (i) after such registration statement has been declared effective, the marketing of Registrable Securities offered pursuant to such registration statement is materially disrupted or adversely affected as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court (for reasons other than a misrepresentation or omission by the Requesting Holder or any Participating Holder) or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration have not been satisfied (for reasons other than a wrongful or bad faith act, omission or misrepresentation by the Requesting Holder or any Participating Holder), such registration statement will be deemed not to have become effective. If a registration pursuant to Section 2.2 is deemed not to have been effected hereunder, then the Company shall continue to be obligated to effect a registration pursuant to such Section.

                    (d) Selection of Underwriter. If, in connection with a registration effected pursuant to Section 2.2, the Requesting Holder so elects, the offering of Registrable Securities pursuant to such Section shall be in the form of an underwritten offering. If the Requesting Holder so elects, it shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering, provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

                    (e) Registration of Securities. Participating Holders may seek to register different types of Registrable Securities and/or different classes of the same type of Registrable Securities simultaneously and the Company shall use its, and in the case of an underwritten offering, shall cause the managing underwriter or underwriters to use Commercially Reasonable Efforts to effect such registration and sale in accordance with the intended method or methods of disposition specified by such Holders.

                    (f) Withdrawal. Any Holder participating in a registration pursuant to this Agreement shall be permitted to withdraw all or part of its Registrable Securities from such registration at any time prior to the effective date of the registration statement covering such securities; provided that, in the event of a withdrawal from a registration effected pursuant to Section 2.2, such registration shall be deemed to have been effected for purposes of Section 2.5(c) unless (i) the Requesting Holder and any Participating Holders shall have paid or reimbursed the Company for fifty percent (50)% of the reasonable out-of-pocket fees and expenses paid by the Company hereunder or (ii) the Requesting Holder elects to terminate such registration due to the occurrence of a Material Adverse Change; provided, however, that during the term of this Agreement only one such withdrawal shall be permitted pursuant to the preceding proviso.

                    (g) Registration Procedures. In connection with the Company's obligations to register Registrable Securities pursuant to this Agreement, the Company will use Commercially Reasonable Efforts to effect such registration so as to permit the sale of any Registrable Securities included in such registration in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                     (i) prepare and (as soon thereafter as practicable) file with the SEC the requisite registration statement containing all information required thereby to effect such registration and thereafter use Commercially Reasonable Efforts to cause such registration statement to become and remain effective in accordance with the terms of this Agreement, provided that as far in advance as practicable before filing such registration statement or any amendment, supplement or exhibit thereto (but, with respect to the filing of such registration statement, in no event later than seven (7) days prior to such filing), the Company will furnish to the Participating Holders or their counsel copies of reasonably complete drafts of all such documents proposed to be filed (excluding exhibits, which shall be made available upon request by any Participating Holder), and any such Holder shall have the opportunity to object to any information contained therein and the Company will make the corrections reasonably requested by such Holder with respect to information relating to such Holder or the plan of distribution of the Registrable Securities prior to filing any such registration statement, amendment, supplement or exhibit;

                    (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith (A) as reasonably requested by any Participating Holder to which such registration statement relates (but only to the extent such request relates to information with respect to such Holder) and (B) as may be necessary to keep such registration statement effective for the applicable Shelf Period in the case of a Shelf Registration Statement or six (6) months in the case of a registration effected pursuant to Section 2.2 or 2.3 (or such shorter period as shall be necessary to complete the distribution of the securities covered thereby, but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder), and comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such registration statement;

                   (iii) furnish to each Holder covered by, and each underwriter or agent participating in the disposition of securities under, such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference, which exhibits and documents shall be furnished to any such Person upon request), such number of copies of the prospectus (which in the case of Shelf Registration Statements, shall be substantially the same prospectus for both such Shelf Registration Statements) contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act relating to such Holder's Registrable Securities, in conformity with the requirements of the Securities Act, and such other documents as such Holder, underwriter or agent may reasonably request to facilitate the disposition of such Registrable Securities;

                    (iv) use Commercially Reasonable Efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under (A) with respect to the Shelf Registration Statements, all blue sky and other securities laws and (B) with respect to a registration effected pursuant to Section 2.2, all applicable blue sky and other securities laws, and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any jurisdiction;

                     (v) use Commercially Reasonable Efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities applicable to the Company as may be reasonably necessary to enable the seller or sellers thereof (or underwriter or agent, if any) to consummate the disposition of such Registrable Securities in accordance with the plan of distribution set forth in such registration statement;

                    (vi) furnish to each Holder of Registrable Equity Securities or Registrable Debt Securities covered by such registration statement a signed counterpart, addressed to such Holder (and underwriter or agent, if any) of:

                         (A) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                         (B) unless otherwise precluded under applicable accounting rules, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case, reasonably satisfactory in form and substance to such Holder (and underwriter or agent and their respective counsel) and covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriter or agent in underwritten public offerings of securities;

                   (vii) promptly notify each Holder and any underwriter or agent participating in the disposition of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event known to the Company as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to such Holder (or underwriter or agent, if any) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                  (viii) otherwise use Commercially Reasonable Efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than fifteen (15) months) after the effective date of the registration statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each Holder covered by such registration statement or any participating underwriter or agent at least five (5) business days prior to the filing a copy of any amendment or supplement to such registration statement or prospectus;

                    (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                     (x) use Commercially Reasonable Efforts to (A) list, on or prior to the effective date of such registration statement, all Registrable Equity Securities covered by such registration statement on any securities exchange on which any of the Registrable Equity Securities is then listed, if any or (B) have authorized for quotation and/or listing, as applicable, on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") of the National Market System of NASDAQ if the Registrable Equity Securities so qualify; in each case subject to the applicable listing requirements of the respective securities exchange or NASDAQ;

                    (xi) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers;

                   (xii) use Commercially Reasonable Efforts to prevent the issuance by the SEC or any other governmental agency or court of a stop order, injunction or other order suspending the effectiveness of such registration statement and, if such an order is issued, use Commercially Reasonable Efforts to cause such order to be lifted as promptly as practicable;

                  (xiii) take such other actions as the Requisite Holders of such Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                   (xiv) promptly notify each seller and the underwriter or agent, if any:

                         (A)  when such registration statement or any
                    prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                         (B) of any written comments from the SEC with respect to any filing referred to in clause (A) and of any written request by the SEC for amendments or supplements to such registration statement or prospectus;

                         (C) of the notification to the Company by the SEC of its initiation of any proceeding with respect to, or of the issuance by the SEC of, any stop order suspending the effectiveness of such registration statement; and

                         (D)  of the receipt by the Company of any
                    notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                    (xv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the distribution of such Registrable Securities to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends, other than as required by applicable law, the Investment Agreement or the Note Purchase Agreement or the agreement pursuant to which the Secondary Registrable Debt Securities are acquired on an initial issue by any Fidelity Fund or Lehman) representing securities sold under a registration statement hereunder, and enable such securities to be in such denominations and registered in such names as such seller, underwriter or agent may request and keep available and make available to the Company's transfer agent, prior to the effectiveness of such registration statement, an adequate supply of such certificates;

                   (xvi) not later than the effective date of such registration statement, provide a CUSIP number for all Registrable Securities covered by a registration statement hereunder;

                  (xvii) incorporate in the registration statement or any amendment, supplement or post-effective amendment thereto such information as each Holder, the underwriter or agent (if any) or their respective counsel may reasonably request to be included therein with respect to any Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and any other terms of the offering of such Registrable Securities;

                 (xviii)  during any period when a prospectus is required
               to be delivered under the Securities Act, make periodic filings with the SEC pursuant to and containing the information required by the Exchange Act (whether or not the Company is required to make such filings pursuant to such
               Act); and

                   (xix) in connection with an underwritten offering, participate, to the extent reasonably requested by the Requisite Holders of the securities included in the offering or the managing underwriter for the offering, in customary efforts to sell the securities under the offering.

                    (h) Agreements of Certain Holders. (i) Each Holder of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder and the intended plan of distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration. If any registration statement refers to Investor, Lehman, any Fidelity Fund or any of their respective Affiliates by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require that such reference be in a form reasonably satisfactory to such Holder or in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal or state blue sky statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder.

                    (ii) Each Holder of Registrable Securities as to which any registration is being effected agrees, by acquisition of such Registrable Securities, that upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in clause (vii) of Section 2.5(g), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii) of Section 2.5(g) (the period from the date on which such Holder receives a Suspension Notice to the date on which such Holder receives copies of the supplemental or amended prospectus being herein called the "Suspension Period"). The Company shall take such actions as are necessary to end the Suspension Period as promptly as practicable. In the event the Company shall give any such notice, the periods referred to in
          Section 2.5(c) and clause (ii) of Section 2.5(g) shall be extended by a number of days equal to the number of days of the Suspension Period.

                    2.6  Underwritten Offerings.

                    (a) Underwritten Offerings in Connection with a Shelf or a Demand Registration. If requested by the underwriters for any underwritten offering in connection with a registration pursuant to Section 2.1 or 2.2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement (i) to be satisfactory in substance and form to
          (A) the Company and (B) to the Requisite Holders of each of the Registrable Equity Securities and the Registrable Debt Securities included in such offering, acting together, (provided that the Company shall not be required to have in effect more than one underwriting agreement at any one time in connection with the Shelf Registration Statements) and (ii) to contain such representations and warranties by the Company and such Holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.8. Each of Investor, Lehman and each Fidelity Fund (so long as it or any of its Affiliates holds Registrable Securities to be included in such registration) shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to its obligations thereunder.

                    (b) Underwritten Offerings in Connection with Piggyback Registrations. If the Company at any time proposes to register any of its equity securities under the Securities Act as contemplated by Section 2.3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Participating Holder and subject to Sections 2.3(b) and 2.3(c), arrange for such underwriters to include all of the Registrable Equity Securities to be offered and sold by such Holder or Holders among the securities to be distributed by such underwriters. The Holders of Registrable Equity Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, provided that such agreement is reasonably satisfactory in substance and form to the Company and the Requisite Holders of each of the Registrable Equity Securities included in such offering, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders thereunder.

                    2.7 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities to be registered under such registration statement, their underwriters or agents, if any, and their respective counsel and accountants reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' or agents' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                     2.8  Indemnification.

                    (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder participating in an offering of securities provided for as described herein (including, without limitation, under a Shelf Registration Statement or any replacement Shelf Registration Statement), its directors, officers, shareholders, employees, investment advisers, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisers and agents), and each other Person, if any, who controls such Persons within the meaning of the Securities Act (each such Person, an "Indemnified Party"), from and against any losses, claims, damages, liabilities or expenses, joint or several (each a "Loss" and collectively, "Losses"), to which such Indemnified Party may become subject under the Securities Act or otherwise, to the extent that such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such Loss, action or proceeding; provided that in any such case the Company shall not be liable to any particular Indemnified Party to the extent that such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party specifically for inclusion therein; and provided, further, that the Company shall not be liable in any such case to the extent it is finally determined by a court of competent jurisdiction that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made

                    (i) in any such preliminary prospectus, if (A) it was
               the responsibility of such Indemnified Party to provide the Person asserting such Loss with a current copy of the prospectus and such Indemnified Party failed to deliver or cause to be delivered a copy of the prospectus to such Person after the Company had furnished such Indemnified Party with a sufficient number of copies of the same prior to the sale of Registrable Securities to the Person asserting such Loss and (B) the prospectus corrected such untrue statement or omission; or

                   (ii) in such prospectus, if such untrue statement or
               omission is corrected in an amendment or supplement to such prospectus and such amendment or supplement has been delivered to the Indemnified Party prior to the sale of Registrable Securities to the Person asserting such Loss and the Indemnified Party thereafter fails to deliver the prospectus as so amended or supplemented prior to or concurrently with such sale after the Company had furnished such Indemnified Party (in accordance with the notice provisions contained in Section 10 for Persons who are parties to this Agreement) with a sufficient number of copies of the same for delivery to purchasers of securities.

          Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities hereunder, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Indemnified Parties.

                    (b) Indemnification by the Sellers. Each Holder participating in a Shelf Registration Statement filed pursuant to
          Section 2.1 agrees to (and the Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 2.2 or 2.3 and as a condition to indemnifying such sellers pursuant to this
          Section 2.8, that the Company shall have received an undertaking reasonably satisfactory to it from each prospective seller of securities included in any such offering regarding its agreement
          to) indemnify and hold harmless and reimburse (in the same manner and to the same extent as set forth in paragraph (a) of this
          Section 2.8) the Company, each director, officer, employee and agent of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, from and against any Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such Shelf Registration Statement or other registration statement pursuant to which securities of such Holder are registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission from such registration statement, preliminary prospectus, final prospectus or summary prospectus, or any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, if (but only if) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such prospective seller specifically for inclusion therein; provided, however, that such prospective seller shall not be obligated to provide such indemnity to the extent that such Losses result, directly or indirectly, from the failure of the Company to promptly amend or take action to correct or supplement any such registration statement, prospectus, amendment or supplement based on corrected or supplemental information provided in writing by such prospective seller to the Company expressly for such purpose; and provided further, that the obligation to provide indemnification pursuant to this Section 2.8(b) shall be several, and not joint and several, among such indemnifying parties. Notwithstanding anything in this Section 2.8(b) to the contrary, in no event shall the liability of any prospective seller under such indemnity be greater in amount than the amount of the proceeds received by such seller upon the sale of its Registrable Securities in the offering to which the Losses relate. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such prospective seller.

                    (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in paragraph (a) or
          (b) of this Section 2.8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.8, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof (such assumption to constitute its acknowledgement of its agreement to indemnify the indemnified party with respect to such matters), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnified party shall be entitled to separate counsel at the expense of the indemnifying party; and provided, further, that, unless there exists a conflict of interest among indemnified parties, all indemnified parties in respect of such claim shall be entitled to only one counsel or firm of counsel for all such indemnified parties. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties in respect of such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel or firm of counsel for such indemnified parties. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all Losses in respect of such claim or litigation or (ii) would impose injunctive relief on such indemnified party. No indemnifying party shall be subject to any Losses for any settlement made without its consent, which consent shall not be unreasonably withheld.

                    (d)  Other Indemnification.  The provisions of this
          Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

                    (e) Indemnification Payments. The indemnification required by this Section 2.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as and when bills are received or Losses are incurred.

                    (f) Contribution. If for any reason the foregoing indemnity and reimbursement is unavailable or is insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 2.8, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss (or actions or proceedings, whether commenced or threatened, in respect thereof), including, without limitation, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.8(f) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.8(f) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                    2.9  Liquidated Damages.

                    (a) If, (i) as of the Initial Effective Date, the Initial Shelf Registration Statement has been suspended or is not otherwise effective or (ii) as of the Secondary Effective Date, the Secondary Shelf Registration Statement has been suspended or is not otherwise effective, the Company shall pay liquidated damages to each Holder covered or to be covered by each such suspended or ineffective Shelf Registration Statement in an amount equal to (A) in the case of Registrable Debt Securities, $.10 per $1,000 outstanding principal amount of such Registrable Debt Securities and (B) in the case of Registrable Equity Securities, $.40 per 1,000 shares (or, in the case of any Warrant, $.40 per 1,000 shares based on the number of shares issuable upon exercise of such Warrant), for each week specified in subsection (g) below.

                    (b) If the suspension or ineffectiveness referred to in clause (a) above shall not have been cured within ninety (90) days after the Initial Effective Date or the Secondary Effective Date, as the case may be, the daily liquidated damages set forth in clause (a) above shall increase to an amount equal to (i) in the case of Registrable Debt Securities, $.15 per $1,000 outstanding principal amount of such Registrable Debt Securities and (ii) in the case of Registrable Equity Securities, $.65 per 1,000 shares (or in the case of any Warrant, $.65 per 1,000 shares based on the number of shares issuable upon exercise of the Warrant), for each week specified in subsection (g) below.

                    (c) If the suspension or ineffectiveness referred to in clause (a) above shall not have been cured within one hundred and eighty (180) days after the Initial Effective Date or the Secondary Effective Date, as the case may be, the daily liquidated damages set forth in clause (a) above shall increase to an amount equal to (i) in the case of Registrable Debt Securities, $.20 per $1,000 outstanding principal amount of such Registrable Debt Securities and (ii) in the case of Registrable Equity Securities, $.90 per 1,000 shares (or in the case of any Warrant, $.90 per 1,000 shares based on the number of shares issuable upon exercise of the Warrant), for each week specified in subsection (g) below.

                    (d) If a stop order is imposed or if for any other reason the effectiveness of a Shelf Registration Statement is suspended during the Shelf Period applicable to such Shelf Registration Statement, the Company shall pay liquidated damages to each Holder covered or to be covered by such Shelf Registration Statement in an amount equal to (i) in the case of Registrable Debt Securities, $.10 per $1,000 outstanding principal amount of such Registrable Debt Securities and (ii) in the case of Registrable Equity Securities, $.40 per 1,000 shares (or in the case of any Warrant, $.40 per 1,000 shares based on the number of shares issuable upon exercise of the Warrant), for each week specified in subsection (g) below.

                    (e) If the stop order or other suspension of effectiveness of a Shelf Registration Statement referred to in clause (d) above shall not have been cured within ninety (90) days after such stop order was imposed or the effectiveness of such Shelf Registration Statement was otherwise suspended, the daily liquidated damages set forth in clause (d) above shall increase to an amount equal to (i) in the case of Registrable Debt Securities, $.15 per $1,000 outstanding principal amount of such Registrable Debt Securities and (ii) in the case of Registrable Equity Securities, $.65 per 1,000 shares (or in the case of any Warrant, $.65 per 1,000 shares based on the number of shares issuable upon exercise of the Warrant), for each week specified in subsection (g) below.

                    (f) If the stop order or other suspension of effectiveness of a Shelf Registration Statement referred to in clause (d) above shall not have been cured within one hundred and eighty (180) days after such stop order was imposed or the effectiveness of such Shelf Registration Statement was otherwise suspended, the daily liquidated damages set forth in clause (d) above shall increase to an amount equal to (i) in the case of Registrable Debt Securities, $.20 per $1,000 outstanding principal amount of such Registrable Debt Securities and (ii) in the case of Registrable Equity Securities, $.90 per 1,000 shares (or in the case of any Warrant, $.90 per 1,000 shares based on the number of shares issuable upon exercise of the Warrant), for each week specified in subsection (g) below.

                    (g) The liquidated damages payable to any Holder set forth in this Section 2.9 shall begin accruing on the date on which the event triggering such liquidated damages occurs and shall cease to accrue on the earlier of the date after the SEC reinstates the effectiveness of the relevant Shelf Registration Statement or otherwise declares such Shelf Registration Statement to be effective and the date after the SEC declares effective a registration statement effected pursuant to Section 2.2 covering such Holder's Registrable Securities. The Company will pay the liquidated damages due with respect to any Registrable Securities at the end of each month during which such damages accrue. Liquidated damages shall be paid in immediately available funds by wire transfer to each Holder of at least ten percent (10%) of Registrable Equity Securities (but not less than an aggregate of 2,000,000 shares of Class A Common, Class B Common and shares issuable upon exercise of Warrants) or at least ten percent (10%) of the aggregate principal amount of Registrable Debt Securities (but not less than $10 Million of aggregate principal amount of Registrable Debt Securities) entitled to receive such liquidated damages to the accounts designated by such Holders, and all other Holders entitled to receive such funds, shall be paid by check mailed to such other Holders at the address shown in the records of the Company for such Holders; provided that for purposes of this Section 2.9(g), all Fidelity Funds shall be considered a single Holder.

                    (h)  Notwithstanding any of the provisions of this
          Section 2.9, no liquidated damages shall be payable (i) during any period of time that (A) a Shelf Registration Statement or any replacement Shelf Registration Statement is suspended by the Company pursuant to the first proviso in Section 2.1(c), or (B) the Company is precluded from using or qualifying a Shelf Registration Statement as a result of a change to the rules or regulations of the SEC applicable thereto with which the Company is unable to comply after exercising Commercially Reasonable Efforts to so comply; and (ii) to any party, if, as a result of such party's acts or omissions, the Company is precluded from using or qualifying a Shelf Registration Statement.

                    (i) The parties hereto agree that (i) the liquidated damages provided for in this Section 2.9 constitute a reasonable estimate of the damages that will be suffered by each Holder covered or to be covered by a Shelf Registration Statement by reason of the failure of such Shelf Registration Statement to be declared effective and to remain effective in accordance with this Agreement and (ii) such liquidated damages shall be the sole remedy of each such Holder with respect to the matters set forth in this Section 2.9.

                    3. Rule 144 and Rule 144A. (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and will take such further action as Investor, Lehman and/or any Fidelity Fund may reasonably request, all to the extent required from time to time to enable Investor, Lehman and/or such Fidelity Fund to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, (ii) Rule 144A or (iii) any similar rule or regulation hereafter adopted by the SEC.
          Upon the request of Investor, Lehman and/or any Fidelity Fund, the Company will deliver to Investor, Lehman and/or such Fidelity Fund a written statement as to whether it has complied with such requirements and will, at its expense, forthwith upon the request of Investor, Lehman and/or such Fidelity Fund, deliver to Investor, Lehman and/or such Fidelity Fund a certificate, signed by the Company's principal financial officer, stating (A) the Company's name, address and telephone number (including area code), (B) the Company's Internal Revenue Service identification number, (C) the Company's SEC file number, (D) the amount of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and (E) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

                    (b) If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the request of Investor, Lehman and/or any Fidelity Fund, (i) make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 and (ii) deliver the information required by Section (d) of Rule 144A (such information to be "reasonably current" within the meaning of Section (d)(4)(ii) of Rule 144A).

                    4. Term. This Agreement shall enter into force on the date hereof and shall continue in full force and effect, subject to Section 18 hereof, until the eighth (8th) anniversary of the date hereof.

                    5. Amendments and Waivers. This Agreement may be amended, supplemented or modified at any time; provided that each of (i) the Requisite Holders of each of the Registrable Equity Securities and the Registrable Debt Securities then outstanding and (ii) the Company has provided its written consent to such amendment, supplement or modification; provided, however, that no such amendment, supplement or modification which would prejudice the rights expressly granted to Fidelity or any Fidelity Fund as a named party hereto shall be effective without the written consent of Fidelity or such Fidelity Fund, as the case may be; and provided further, that no such amendment, supplement or modification which would prejudice the rights expressly granted to Lehman as a named party hereto shall be effective without the written consent of Lehman. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

                    6. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof (including, without limitation, Section 11 of the Investment Agreement) and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                    7. No Third-Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party, their respective Successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than (i) any Affiliate of Investor, Lehman, any Fidelity Fund, (ii) any transferee, direct or indirect, of any of the Registrable Securities held by Investor, Lehman, any Fidelity Fund or any of their respective Affiliates, or (iii) any other Person entitled to notice of the registration of Registrable Securities under Sections 2.2(d) or 2.3(a), to indemnity under Section 2.8 or to liquidated damages under Section 2.9.

                    8. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                    9. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of request or other action by any Holder or Holders pursuant to this Agreement or any determination of any amount of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. For purposes of this Agreement, "beneficial ownership" and "beneficial owner" refer to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Exchange Act.

                    10. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if (i) delivered personally, (ii) by facsimile transmission, (iii) by Federal Express or other nationally recognized courier service or (iv) mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                         If to the Company, to:

                         America West Airlines, Inc.
                         4000 East Sky Harbor Boulevard
                         Phoenix, Arizona  85034
                         Attention:  William A. Franke and Martin J.
                         Whalen, Esq.
                         Fax No.:  (602) 693-5904

                         with a copy to:

                         Andrews & Kurth L.L.P.
                         4200 Texas Commerce Tower
                         Houston, Texas  77002
                         Attention:  David G. Elkins, Esq.

                         If to Investor, to:

                         AmWest Partners, L.P.
                         201 Main Street, Suite 2420
                         Fort Worth, Texas  76102
                         Attention:  James G. Coulter
                         Fax No.:  (817) 871-4010

                         and to:

                         Mesa Airlines, Inc.
                         2325 30th Street
                         Farmington, New Mexico  87401
                         Attention:  Gary E. Risley, Esq.

                         with a copy to:

                         Jones, Day, Reavis & Pogue
                         901 Lakeside Avenue
                         Cleveland, Ohio  44114
                         Attention:  Lyle G. Ganske, Esq.
                         Fax No:  (216) 586-7864

                         If to Lehman, to:

                         Lehman Brothers Inc.
                         Three World Financial Center
                         New York, NY  10285
                         Attention:  John K. Sweeney

                         with a copy to:

                         Simpson Thacher & Bartlett
                         425 Lexington Avenue
                         New York, NY  10023
                         Attention:  John R. Cannell, Esq.
                         Fax No:  (212) 455-2502

                         If to Fidelity, to:

                         Fidelity Management Trust Company
                         82 Devonshire Street, MS F7E
                         Boston, Massachusetts  02109
                         Attention:  Daniel S. Harmetz
                         Fax No.:  (617) 227-2536

                         and to:

                         Fidelity Management Trust Company
                         82 Devonshire Street, MS F7D
                         Boston, Massachusetts  02109
                         Attention:  Wendy Schnipper-Clayton, Esq.
                         Fax No.:  (617) 570-7688

                         with a copy to:

                         Goodwin, Procter & Hoar
                         Exchange Place
                         Boston, Massachusetts  02109-2881
                         Attention:  Laura C. Hodges Taylor, P.C.
                         Fax No.: (617) 523-1231

                    With respect to any other holder of Registrable Securities entitled to receive notice, requests or other communications hereunder, such notices, requests and other communications shall be sent to the addresses and telecopy numbers provided to the Company and the other parties hereto by notice as herein provided and referencing this Agreement. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 10, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10, be deemed given upon receipt, and (iii) if delivered by courier service or by mail in the manner described above to the address as provided in this Section 10, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section
          10). Any Person from time to time may change its address, facsimile number or other information for the purpose of notices to that Person by giving notice in accordance with this Section 10 specifying such change to each of the other parties executing this Agreement.

                    11. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective Successors (including, in the case of the Company, the Company as reorganized pursuant to the Plan) and permitted assigns. In addition, each of Investor, Lehman, any Fidelity Fund, and each of their respective Affiliates may assign any of its rights hereunder (in whole or in part) to one or more Affiliates or to one or more direct or indirect transferees of its Registrable Securities, provided, however, that any such assignment by Investor to one or more of its Affiliates which results in the liquidation of its entire interest in the Registrable Securities, either upon dissolution or otherwise, shall include a designation of the transferee Affiliate or Affiliates who shall thereafter have the right and authority to exercise any notice or consent rights on the part of Investor set forth in this Agreement, and each other holder of Registrable Securities by means of an assignment by Investor shall be bound by the actions taken by such designated Affiliate(s), and provided further that any assignee which accepts the benefits of this Agreement shall be deemed to have accepted and be bound by all obligations on the part of the assignor hereunder. No such assignment shall be binding upon or obligate the Company to any such assignee unless and until (A) the Company shall have received notice of such assignment as herein provided, which notice shall (i) reference this Agreement and (ii) set forth the name and address of any assignee for the purpose of any notices hereunder or (B) such assignee can establish its beneficial or record ownership of any Registrable Securities and shall have provided the Company with the information called for by clause
          (A)(ii) of this Section 11.

                    12. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and do not define or limit the provisions hereof or otherwise affect the meaning hereof.

                    13. Specific Performance. Except with respect to the matters set forth in Section 2.9, the parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy; and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

                    14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                    15. Registration Rights to Others. Except for registration rights granted by the Company to GPA under that certain Registration Rights Agreement of even date herewith (the "GPA Registration Rights Agreement"), the Company shall not provide to any other holder of its securities rights with respect to the registration of such securities under the Securities Act without the prior written consent of the Requisite Holders of each of the Registrable Equity Securities and the Registrable Debt Securities then outstanding, which consent shall not be unreasonably withheld; provided, however, that the foregoing restriction shall not be applicable (i) to the grant by the Company of "piggyback" registration rights which are subordinate in priority to the rights of Holders of Registrable Securities pursuant to Sections 2.2(d) and 2.3(b), and (ii) to any grant of any demand registration rights by the Company after exercise or termination of all demand registration rights set forth in
          Section 2.2, provided, however, that in regard to any such grant of demand registration rights each of Investor, each Fidelity Fund, Lehman and each of their respective Affiliates shall have the right during the term of this Agreement to subscribe to or otherwise participate in such rights on equal terms, and on a pro rata basis, with the parties granted such rights. The Company represents and warrants that, other than as provided herein, it has not granted to any other Person rights with respect to the registration of any Registrable Securities or any other securities issued or to be issued by it.

                    16. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                    17. Limitation of Liability. Each party to this Agreement acknowledges and agrees that (i) this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors, partners or shareholders of any Fidelity Fund individually, but is binding only upon the assets and property of each Fidelity Fund and (ii) the obligations of each Fidelity Fund hereunder are several and not joint. With respect to the obligations of any Fidelity Fund arising out of this Agreement, each party to this Agreement shall look for payment or satisfaction of any claim solely to the assets and property of such Fidelity Fund.

                    18. Termination of Certain Rights. The rights and obligations hereunder of each of Investor, Lehman and each Fidelity Fund shall terminate with respect to such party at such time when neither it nor any of its respective Affiliates holds Registrable Securities, provided that the provisions of Section
          2.8 hereof, the rights of any party hereto with respect to the breach of any provision hereof, and any obligation accrued as of the date of termination (including any obligation accrued under Section 2.9 hereof) shall survive termination of this Agreement.

                    19. No Inconsistent Agreements. The Company will not hereafter enter into, modify, amend or waive any agreement with respect to its securities if such agreement, modification, amendment or waiver would conflict with the rights granted pursuant to this Agreement to the Holders of Registrable Securities. Without limiting the generality of the foregoing and subject to Section 18 hereof, the Company will not amend, modify or waive, or permit the amendment, modification or waiver of Sections 2.1, 2.2 or 2.3 of the GPA Registration Rights Agreement without the prior written consent of the Requisite Holders of each of the Registrable Equity Securities and the Registrable Debt Securities then outstanding, provided, however, that Investor and any of its Affiliates (other than Mesa) shall not participate in any such consent and that any Registrable Equity Securities or Registrable Debt Securities held by such parties shall not be taken into account for the purpose of such consent.

                    20. Requisite Holders. Each of the parties hereto agrees that the Company may, in connection with the taking of any action permitted to be taken hereunder with the consent or approval of the Requisite Holders of the Registrable Equity Securities or Registrable Debt Securities, rely in good faith on a certificate from any such holder or holders stating that it holds or is acting on behalf of a majority in interest of the Registrable Equity Securities or a majority in principal amount of the Registrable Debt Securities, as the case may be.

                    21. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                    22. Repurchase Arrangement. Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree and acknowledge that all rights of Fidelity Copernicus Fund, L.P. ("Copernicus") under this Agreement in respect of Registrable Debt Securities held by Copernicus shall inure to the benefit of and be enforceable by Copernicus, Lehman Government Securities Inc. or any other transferee (including any counterparty) of such Registrable Debt Securities, in each case as contemplated by the repurchase arrangement described under "Plan of Distribution" as set forth in the Company's S-1 Registration Statement filed with the SEC on June 26, 1994, as amended, provided that the Company shall have no obligations under this Agreement with respect to any such Person other than Copernicus unless and until it shall have been provided the notice of assignment or information regarding ownership as set forth in Section 11 of this Agreement.


                    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        AMERICA WEST AIRLINES, INC.



                                         By: /s/ Martin J. Whelan
                                             Name:  Martin J. Whelan
                                             Title: Senior Vice President


                                             AMWEST PARTNERS, L.P.

                                             By AmWest GenPar Inc.,
                                               its General Partner



                                             By: /s/ Richard P. Schifter
                                                 Name: Richard P. Schifter
                                                 Title: Vice President


                                        LEHMAN BROTHERS INC.



                                             By:  /s/ John K. Sweeney
                                                  Name: John K. Sweeney
                                                  Title: Managing Director


                                        BELMONT CAPITAL PARTNERS II, L.P.


                                             By:  Fidelity Capital Partners
                                                  II Corp., its general
                                                  partner


                                             By: /s/ Daniel G. Harmetz
                                                 Name: Daniel G. Harmetz
                                                 Title: Sr. Vice President



                                        BELMONT FUND, L.P.


                                             By:  Fidelity Managment Trust
                                                  Company, pursuant to a
                                                  Power of Attorney for
                                                  Fidelity International
                                                  Services Limited, its
                                                  managing general partner


                                             By: /s/ Daniel G. Harmetz
                                                 Name: Daniel G. Harmetz
                                                 Title: Sr. Vice President



                                        FIDELITY COPERNICUS FUND, L.P.


                                             By: Fidelity Copernicus
                                                 Corp., its general
                                                 partner


                                             By:  /s/ Daniel G. Harmetz
                                                  Name: Daniel G. Harmetz
                                                  Title: Sr. Vice President

              -------------------------------------------------------------



                            REGISTRATION RIGHTS AGREEMENT

                                      between

                             AMERICA WEST AIRLINES, INC.,

                                       and

                                  GPA GROUP plc

                           Dated as of August 25, 1994



              -------------------------------------------------------------

                                  TABLE OF CONTENTS


           1.  Definitions...........................................    1

           2.  Registration under the Securities Act.................    5
                  2.1.  Shelf Registration Statement.................    5
                  2.3.  Piggyback Registration.......................    8
                  2.4.  Registration Terms and Procedures............   10
                  2.5.  Underwritten Offerings.......................   16
                  2.6.  Preparation; Reasonable Investigation........   16
                  2.7.  Indemnification..............................   17

           3.  Rule 144 and Rule 144A................................   20

           4.  Term..................................................   21

           5.  Amendments and Waivers................................   21

           6.  Entire Agreement......................................   21

           7.  No Third-Party Beneficiary............................   21

           8.  Invalid Provisions....................................   21

           9.  Notices...............................................   21

          10.  Assignment............................................   23

          11.  Descriptive Headings..................................   23

          12.  GOVERNING LAW.........................................   23

          13.  Registration Rights to Others.........................   23

          14.  Attorneys' Fees.......................................   23

          15.  Termination of Certain Rights and Obligations.........   23

          16.  No Inconsistent Agreements............................   24

          17.  Specific Performance..................................   24

          18.  Requisite Holders.....................................   24

          19.  Counterparts..........................................   24

                                    REGISTRATION RIGHTS AGREEMENT


                    REGISTRATION RIGHTS AGREEMENT, dated as of August 25, 1994 between AMERICA WEST AIRLINES, INC., a Delaware corporation (including its successor, as reorganized pursuant to Chapter 11, Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") (the "Company"), and GPA Group plc, an Irish public limited company ("GPA").

                                       W I T N E S S E T H :

                    WHEREAS, the Company is a Debtor and
          Debtor-in-Possession in the case (the "Chapter 11 Case") filed in the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court"), entitled In re America West Airlines, Inc., Debtor," Chapter 11 Case No. 91-07505-PHX-RGM, under the Bankruptcy Code;

                    WHEREAS, in connection with and as part of the transactions to be consummated pursuant to the confirmation of a Plan of Reorganization (as amended, modified or supplemented from time to time) of the Company in the Chapter 11 Case (the "Plan of Reorganization"), the Company will issue to GPA and its respective Affiliates (as defined herein) (i) 900,000 shares of Class B Common Stock of the Company and (ii) 1,384,615 Warrants to purchase Class B Common Stock of the Company (collectively, the "GPA Securities");

                    WHEREAS, as a condition to GPA's participation in the transactions contemplated by the Plan of Reorganization, the Company has filed with the SEC (as hereinafter defined) a shelf registration statement that includes the GPA Securities and is undertaking to have such shelf registration statement declared effective;

                    WHEREAS, by Order dated August 10, 1994, the Bankruptcy Court confirmed the Plan of Reorganization; and

                    WHEREAS, the Plan of Reorganization contemplates that the Company and GPA will enter into certain agreements, including, without limitation, this Registration Rights
          Agreement;

                    NOW THEREFORE, the parties hereby agree as follows:

                    1. Definitions. The following terms, as used herein, have the following meanings (all terms defined herein in the singular to have the correlative meanings when used in the plural and vice versa):

                    "Affiliate" means (i) when used with reference to any partnership, any Person that, directly or indirectly, owns or controls 10% or more of either the capital or profit interests of such partnership or is a partner of such partnership or is a Person in which such partnership has a 10% or greater direct or indirect equity interest and (ii) when used with reference to any corporation, any Person that, directly or indirectly, owns or controls 10% or more of the outstanding voting securities of such corporation or is a Person in which such corporation has a 10% or greater direct or indirect equity interest. In addition, the term "Affiliate," when used with reference to any Person, shall also mean any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person. As used in the preceding sentence, (A) the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity referred to, whether through ownership of voting securities, by contract or otherwise and (B) the terms "controlling" and "controls" shall have meanings correlative to the foregoing. Notwithstanding the foregoing, the Company will be deemed not to be an Affiliate of GPA or any of its Affiliates and each of AmWest GenPar, Inc., Continental Airlines, Inc., Mesa Airlines, Inc., TPG Partners, L.P., TPG Parallel I, L.P. and Air Partners II, L.P. shall be deemed to be an Affiliate of AmWest.

                    "Agreement" means this Registration Rights Agreement, as the same shall be amended, modified or supplemented from time to time.

                    "AmWest" means AmWest Partners, L.P., a Texas limited partnership or, if applicable, any partner, Affiliate, direct or indirect subsidiary or any Successor thereof.

                    "AmWest Registration Rights Agreement" means the Registration Rights Agreement of even date herewith among the Company, AmWest and the other holders named therein, as amended from time to time in accordance with the provisions thereof and hereof.

                    "Chapter 11 Case" has the meaning ascribed to it in the preamble.

                    "Class B Common" means the class B Common Stock, par value $.01 per share, of the Company.

                    "Commercially Reasonable Efforts", when used with respect to any obligation to be performed or term or provision to be observed hereunder, means such efforts as a prudent Person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided, that such efforts do not require such Person to incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term or provision, (ii) is caused by or results from the wrongful act or negligence of the Person whose performance or observance is required hereunder or
          (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation, the expenditure of such funds and retention by such Person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action; the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action; and the commencement, termination or settlement of any action, suit or proceeding involving such Person to the extent necessary or appropriate to effect the relevant action.

                    "Demand Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.2.

                    "Effective Date" means the date upon which the Restated Certificate of Incorporation becomes effective in accordance with the Plan of Reorganization and the General Corporation Law of the State of Delaware.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

                    "Fidelity" and "Fidelity Fund" shall have the meanings given such terms in the AmWest Registration Rights Agreement.

                    "Holders" means the holders of record of Registrable Securities, or, in the case of references to holders of securities of the Company other than Registrable Securities, the record holders of such securities.

                    "Indemnified Party" has the meaning ascribed to it in
          Section 2.7(a).

                    "Loss" has the meaning ascribed to it in Section
          2.7(a).

                    "Material Adverse Change" means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States of America, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America, (iii) the commencement of a war, armed hostilities or other international or national calamity involving the United States of America, (iv) any limitation (whether or not mandatory) by any governmental authority on, or any other event which materially affects the extension of credit by banks or other financial institutions, (v) any material adverse change in the Company's business, condition (financial or otherwise) or prospects or (vi) a 15% or more decline in the Dow Jones Industrial average or the Standard and Poor's Index of 400 Industrial Companies, in each case from the date a Notice of Demand is made.

                    "Notice of Demand" means a request by GPA pursuant to
          Section 2.2 that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by it and its Affiliates and at its option, any direct or indirect transferee of Registrable Securities held by it, and any other Holder that requests to have its securities included in such registration pursuant to Section 2.2(d). A Notice of Demand shall specify (i) the type and amount of Registrable Securities proposed to be registered, (ii) the intended method or methods and plan of disposition thereof and (iii) whether or not such requested registration is to be an underwritten offering.

                    "Participating Holders" means, with respect to any registration of securities by the Company pursuant to this Agreement, GPA and any other Holders that are entitled to participate in, and are participating in or seeking to participate in, such registration.

                    "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority or any other entity or organization.

                    "Piggyback Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.3.

                    "Piggyback Registration Notice" has the meaning ascribed to it in Section 2.3(a).

                    "Registrable Equity Securities" shall have the meaning given such term in the AmWest Registration Rights Agreement.

                     "Registrable Securities" means the equity securities acquired by GPA or any of its Affiliates pursuant to the Plan of Reorganization or subsequently acquired by any transferee (direct or indirect) of such Person, including, without limitation, (a) any shares of Class B Common issued or issuable on the Effective Date, (b) any Warrant, (c) any shares of Class B Common issued or issuable upon the exercise of a Warrant and (d) any securities issued or issuable with respect to any such Class B Common or Warrants by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been distributed in accordance with Rule 144, (iii) the Company has caused to be delivered an opinion of counsel in accordance with Section 2.2(b) that such securities are distributable (without volume limitation) in accordance with Rule 144 or (iv) such securities shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered in exchange therefor by the Company and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force.

                    "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (a) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers fees, (b) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and any legal fees and expenses incurred in connection with the blue sky qualifications of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions, (c) all word processing, duplicating, printing, messenger and delivery expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements incurred by the Holders of the Registrable Securities being registered (including, without limitation, the reasonable fees and disbursements for one counsel or firm of counsel selected by the Requisite Holders of Registrable Securities), (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered to the extent the Company elects to obtain such insurance, (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the Registrable Securities being registered) and (h) fees and expenses of other Persons retained or employed by the Company.

                    "Requisite Holders" means any Holder or Holders of a majority in interest of the securities to be included in the relevant registration or, in the case of a registration pursuant to Section 2.2(a) hereof, a majority in interest of Registrable Securities.

                    "Restated Certificate of Incorporation" means the restated Certificate of Incorporation adopted by the Company pursuant to the Plan of Reorganization in accordance with Section 303 of the General Corporation Law of the State of Delaware.

                    "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act, and any successor provision thereto.

                    "Rule 144A" means Rule 144A promulgated by the SEC under the Securities Act, and any successor provision thereto.

                    "SEC" means the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

                    "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

                    "Shelf Period" has the meaning ascribed to it in
          Section 2.1(b).

                    "Shelf Registration Statement" has the meaning ascribed to it in Section 2.1(a).

                    "Successor" means, with respect to any Person, a successor to such Person by merger, consolidation, liquidation or other similar transaction.

                    "Suspension Notice" has the meaning ascribed to it in
          Section 2.4(h).

                    "Suspension Period" has the meaning ascribed to it in
          Section 2.4(h).

                    "Warrant" means a Warrant to Purchase Class B Common Stock of America West Airlines, Inc. issued pursuant to the Warrant Agreement dated as of even date herewith between the Company and First Interstate Bank of California, as Warrant Agent, and any warrant issued in substitution or exchange therefor.

                    2.  Registration under the Securities Act.

                    2.1.  Shelf Registration Statement.

                    (a) Filing of Shelf Registration Statement. If, as of the Effective Date, (i) the effectiveness of the shelf registration statement covering all of the Registrable Securities (the "Shelf Registration Statement") has been suspended or the Shelf Registration Statement is otherwise not effective or (ii) the securities covered under the Shelf Registration Statement shall not qualify under all blue sky or other securities laws, the Company shall use Commercially Reasonable Efforts to cause such Shelf Registration Statement to be effective as soon as practicable and to qualify such securities under all blue sky and other securities laws as soon as practicable.

                    (b) Continuous Effectiveness of Shelf Registration Statement. Once the Shelf Registration Statement is effective pursuant to Section 2.1(a), the Company shall use Commercially Reasonable Efforts to cause the Shelf Registration Statement to remain continuously effective until the earlier of (i) the third
          (3rd) anniversary of the Effective Date and (ii) the date on which all of the securities covered by such Shelf Registration Statement have been sold, but in no event prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder (the "Shelf Period"); provided, however, that (x) the Company may (no more than twice during any twelve (12) month period and for a period not to exceed forty-five (45) days on any one occasion, and not in any event to exceed sixty (60) days in the aggregate) suspend use of the Shelf Registration Statement at any time if the continued effectiveness thereof would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Board of Directors of the Company shall have determined in good faith is not in the best interests of the Company and its stockholders and (y) the Company may suspend use of the Shelf Registration Statement during any period in accordance with the provisions of Section 2.1(b)(y) of the AmWest Registration Rights Agreement.

                    (c) Underwritten Offering. If GPA so elects, the offering of Registrable Securities pursuant to the Shelf Registration Statement shall be in the form of an underwritten offering, with such book-running managing underwriter or underwriters as it shall select with the approval of the Company, such approval not to be unreasonably withheld.

                    2.2.  Demand Registration.

                    (a) Registration on Request. Except as provided in subsections (b) and (c) below,

                         (i) at any time after the Shelf Period, GPA may (so long as it or any of its Affiliates holds
                    Registrable Securities to be included in the registration) provide the Company with a Notice of Demand (with a copy to AmWest); and

                        (ii) if at any time during the Shelf Period the Shelf Registration Statement is not effective during a continuous period of 10 days for any reason (other than under the circumstances and during the periods permitted by the proviso to Section 2.1(b)), GPA may, at any time prior to renewed effectiveness of such Shelf Registration Statement, provide the Company with a Notice of Demand (which shall be in addition to its right to provide the Company with a Notice of Demand (with a copy to AmWest) pursuant to clause (i) above).

          Upon receipt of a Notice of Demand, the Company shall, subject to the provisions of Sections 2.2(b) and 2.2(c), use Commercially Reasonable Efforts to effect at the earliest practicable date the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register pursuant to the Notice of Demand, for disposition in accordance with the intended method or methods of disposition specified in the Notice of Demand.

                    (b) Limitations on Demand Registration. The Company shall not be obligated to take any action to effect any registration pursuant to this Section 2.2: (i) after the Company has, in accordance with the provisions of Section 2.4(c), effected (A) one (1) registration of Registrable Securities with respect to a registration requested pursuant to Section 2.2(a)(i) or (B) one (1) registration of Registrable Securities with respect to a registration requested pursuant to Section 2.2(a)(ii); (ii) during any period in which the Company would be permitted to suspend registration pursuant to the proviso in
          Section 2.1(b); (iii) during any period if the Company and GPA agree in writing to suspend such registration for such period; or
          (iv) if (A) within fourteen (14) days after the giving of a Notice of Demand, the Company causes to be delivered to GPA and each transfer agent for the Registrable Securities an opinion of counsel in form and substance reasonably acceptable to GPA, and acceptable to each such transfer agent for the purpose of permitting the transfer by GPA of securities proposed to be sold without registration under the Securities Act or the legending of such securities, to the effect that the proposed disposition of such securities by GPA will not require registration or qualification under the Securities Act; provided, however that GPA will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such an opinion and (B) promptly (and in any event within a further fourteen (14) days thereafter) the Company causes to be delivered to GPA, in exchange for all of GPA's Registrable Securities, new certificates therefor duly issued and not bearing any legend restricting further transfer.

                    (c) AmWest Demand Registration Rights. If the Company is unable to furnish the opinion of counsel pursuant to
          Section 2.1(b)(iv) and if within twenty-one (21) days after AmWest's receipt of a Notice of Demand by GPA, AmWest (or any successor or other holder of such right) exercises its right to a demand registration pursuant to Section 2.2(a) of the AmWest Registration Rights Agreement, then GPA's Notice of Demand shall be deemed revoked; provided, however that GPA shall have the right to request that the Company include Registrable Securities held by GPA in the demand registration requested by AmWest in accordance with and subject to Section 2.3 hereof and Section 2.2 of the AmWest Registration Rights Agreement. If a Notice of Demand made by GPA is deemed revoked pursuant to this Section 2.2(c), the Company shall continue to be obligated to effect a registration requested by GPA pursuant to Section 2.2(a).

                    (d) Notice to certain non-Requesting Holders. Upon receipt of any Notice of Demand from GPA, the Company will give prompt (but in any event within fifteen (15) days after such receipt) notice to all Holders of Registrable Securities and all other Holders of securities entitled to participate in such registration including holders of Registrable Equity Securities under the AmWest Registration Rights Agreement, of such Notice of Demand and of such Holders' rights to have securities included in such registration (subject to priorities in registration rights set forth in this Agreement and the AmWest Registration Rights Agreement). Upon the request of any such Holder made within fifteen (15) days after the receipt by such Holder of any such notice (which request shall specify the securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company will (subject to any priorities in registration rights among the various Holders) use Commercially Reasonable Efforts to effect the registration of all securities which the Company has been so requested to register pursuant to the Notice of Demand.

                    (e) Priority in Demand Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and GPA by letter of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to GPA, then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering as follows: first, such Registrable Securities requested to be included in such registration by GPA and its Affiliates; pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; second, such Registrable Securities requested to be included in such registration by all other Holders of Registrable Securities pro rata on the basis of the amounts of such securities to be sold and so proposed to be sold and so requested to be included by such Holders; third such Registrable Equity Securities requested to be included in such registration by AmWest, Fidelity, Lehman Brothers Inc. ("Lehman") or any of their respective Affiliates under the AmWest Registration Rights Agreement pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; and fourth, such Registrable Equity Securities requested to be included in such registration by other Holders of Registrable Equity Securities under the AmWest Registration Rights Agreement pro rata on the basis of the amounts of such securities so proposed to be sold and so requested to be included by such parties, and fifth, such other securities of the Company whose holders have registration rights which would permit inclusion in such offering and which are requested to be included in such registration by all other holders pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such holders.

                    2.3.  Piggyback Registration.

                    (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its equity securities under the Securities Act (other than by a registration on Form S-4 or Form S-8 or any successor or similar form then in effect and other than pursuant to Section 2.1 or 2.2) in a form and in a manner that would permit registration of the Registrable Securities, whether or not for sale for its own account, it will give prompt (but in no event less than thirty (30) days prior to the proposed date of filing the registration statement relating to such registration) notice to all Holders of Registrable Securities of the Company's intention to do so and of such Holders' rights under this Section 2.3. Upon the request of any such Holder made within twenty (20) days after the receipt by such Holder of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof) (the "Piggyback Registration Notice"), the Company will use Commercially Reasonable Efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay all Registration Expenses in connection therewith as provided in
          Section 2.5(b)), without prejudice, however, to the right of GPA to request that such registration be effected as a registration under Section 2.2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other equity securities. No registration effected under this Section 2.3 shall be deemed to have been effected pursuant to Section 2.1 or 2.2 (except for any right to demand registration which may be exercised pursuant to the last clause of subsection (i) of the preceding sentence) or shall relieve the Company of its obligation to effect any registration under such Sections.

                    (b)  Priority in Primary Piggyback Registrations.  If
          (i) a registration pursuant to this Section 2.3 involves an underwritten offering of the securities being registered for sale for the account of the Company to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders requesting such registration by letter of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Company, then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering as follows: first, all securities proposed by the Company to be sold for its own account; second, such Registrable Equity Securities requested to be included in such registration by AmWest, Lehman, or any Fidelity Fund or any of their respective Affiliates under the AmWest Registration Rights Agreement pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; third, such Registrable Equity Securities requested to be included in such registration by other holders of such securities under the AmWest Registration Rights Agreement pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; fourth, such Registrable Securities requested to be included in such registration by GPA or any of its Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; fifth such Registrable Securities requested to be included in such registration by all other Holders pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such holders; and sixth, all other securities of the Company requested to be included in such registration pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included.

                    (c)  Priority in Secondary Piggyback Registrations.  If
          (i) a registration pursuant to this Section 2.3 involves an underwritten secondary offering of the securities being registered for sale for the account of AmWest, Fidelity or any of their respective Affiliates or transferees pursuant to the AmWest Registration Rights Agreement, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and Persons requesting such registration by letter of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to such Persons, then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering as follows: first, such securities proposed to be sold for the account of AmWest, Lehman, any Fidelity Fund or any of their respective Affiliates under the AmWest Registration Rights Agreement pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; second, such Registrable Equity Securities requested to be included in such registration by other holders of such securities under the AmWest Registration Rights Agreement pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; third, such Registrable Securities requested to be included in such registration by GPA or any of its Affiliates pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such parties; fourth, such Registrable Securities requested to be included in such registration by all other Holders pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included by such Holders, and fifth, all other securities of the Company requested to be included in such registration pro rata on the basis of the amount of such securities so proposed to be sold and so requested to be included.

                    2.4.  Registration Terms and Procedures.

                    (a)  Registration Statement Form.  Registrations under
          Section 2.2 shall be on such appropriate registration forms of the SEC (i) as shall be acceptable to GPA (such acceptance not to be unreasonably withheld) and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition. The Company agrees to include in any such registration statement all information that any Participating Holder shall reasonably request (to the extent such information relates to such Participating Holder).

                    (b) Registration Expenses. Subject to Section 2.4(f), the Company will pay all Registration Expenses incurred in connection with a registration to be effected (whether or not effected or deemed effected pursuant to subsection (c) below) pursuant to Sections 2.1, 2.2 or 2.3.

                    (c) Effectiveness of Demand Registration. A registration will not be deemed to have been effected under
          Section 2.2 unless the registration statement with respect thereto has been declared effective by the SEC and, subject to the proviso in Section 2.1(b) and to Section 2.5(g)(vii) hereof, remains effective for the earlier of six (6) months or the distribution of the securities covered by such registration statement; provided, however, that if (i) after such registration statement has been declared effective, the marketing of Registrable Securities offered pursuant to such registration statement is materially disrupted or adversely affected as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court (for reasons other than a misrepresentation or omission by GPA or any Participating Holder) or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration have not been satisfied (for reasons other than a wrongful or bad faith act, omission or misrepresentation by GPA or any Participating Holder), such registration statement will be deemed not to have become effective. If a registration pursuant to Section 2.2 is deemed not to have been effected hereunder, then the Company shall continue to be obligated to effect a registration pursuant to such Section.

                    (d) Selection of Underwriter. If, in connection with a registration effected pursuant to Section 2.2, GPA so elects, the offering of Registrable Securities pursuant to such Section shall be in the form of an underwritten offering. If GPA so elects, it shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering, provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

                    (e) Registration of Securities. Participating Holders may seek to register different types of Registrable Securities and/or different classes of the same type of Registrable Securities simultaneously and the Company shall use its, and in the case of an underwritten offering, shall cause the managing underwriter or underwriters to use Commercially Reasonable Efforts to effect such registration and sale in accordance with the intended method or methods of disposition specified by such Holders.

                    (f) Withdrawal. Any Holder participating in a registration pursuant to this Agreement shall be permitted to withdraw all or part of its Registrable Securities from such registration at any time prior to the effective date of the registration statement covering such securities; provided that, in the event of a withdrawal from a registration effected pursuant to Section 2.2, such registration shall be deemed to have been effected for purposes of Section 2.4(c) unless (i) GPA and any Participating Holders shall have paid or reimbursed the Company for fifty percent (50)% of the reasonable out-of-pocket fees and expenses paid by the Company hereunder or (ii) GPA elects to terminate such registration due to the occurrence of a Material Adverse Change; provided, however, that during the term of this Agreement only one such withdrawal shall be permitted pursuant to the preceding proviso.

                    (g) Registration Procedures. In connection with the Company's obligations to register Registrable Securities pursuant to this Agreement, the Company will use Commercially Reasonable Efforts to effect such registration so as to permit the sale of any Registrable Securities included in such registration in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                       (i) prepare and (as soon thereafter as practicable) file with the SEC the requisite registration statement containing all information required thereby to effect such registration and thereafter use Commercially Reasonable Efforts to cause such registration statement to become and remain effective in accordance with the terms of this Agreement, provided that as far in advance as practicable before filing such registration statement or any amendment, supplement or exhibit thereto (but, with respect to the filing of such registration statement, in no event later than seven (7) days prior to such filing), the Company will furnish to the Participating Holders or their counsel copies of reasonably complete drafts of all such documents proposed to be filed (excluding exhibits, which shall be made available upon request by any Participating Holder), and any such Holder shall have the opportunity to object to any information contained therein and the Company will make the corrections reasonably requested by such Holder with respect to information relating to such Holder or the plan of distribution of the Registrable Securities prior to filing any such registration statement, amendment, supplement or exhibit;

                      (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith (A) as reasonably requested by any Participating Holder to which such registration statement relates (but only to the extent such request relates to information with respect to such Holder) and (B) as may be necessary to keep such registration statement effective for the period referred to in Section 2.1(b) in the case of a Shelf Registration Statement or six
               (6) months in the case of a registration effected pursuant to Section 2.2 or 2.3 (or such shorter period as shall be necessary to complete the distribution of the securities covered thereby, but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder), and comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such registration statement;

                     (iii) furnish to each Holder covered by, and each underwriter or agent participating in the disposition of securities under, such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference, which exhibits and documents shall be furnished to any such Person upon request), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act relating to such Holder's Registrable Securities, in conformity with the requirements of the Securities Act, and such other documents as such Holder, underwriter or agent may reasonably request to facilitate the disposition of such Registrable Securities;

                      (iv) use Commercially Reasonable Efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under (A) with respect to the Shelf Registration Statement, all blue sky and other securities laws and (B) with respect to a registration effected pursuant to Section 2.2, all applicable blue sky and other securities laws, and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any jurisdiction;

                       (v) use Commercially Reasonable Efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities applicable to the Company as may be reasonably necessary to enable the seller or sellers thereof (or underwriter or agent, if any) to consummate the disposition of such Registrable Securities in accordance with the plan of distribution set forth in such registration statement;

                      (vi)  furnish to each Holder of Registrable
               Securities covered by such registration statement a signed counterpart, addressed to such Holder (and underwriter or agent, if any) of:

                         (A) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                         (B) unless otherwise precluded under applicable accounting rules, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case, reasonably satisfactory in form and substance to such Holder (and underwriter or agent and their respective counsel) and covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriter or agent in underwritten public offerings of securities;

                     (vii) promptly notify each Holder and any underwriter or agent participating in the disposition of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event known to the Company as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to such Holder (or underwriter or agent, if any) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                    (viii) otherwise use Commercially Reasonable Efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than fifteen (15) months) after the effective date of the registration statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each Holder covered by such registration statement or any participating underwriter or agent at least five (5) business days prior to the filing a copy of any amendment or supplement to such registration statement or prospectus;

                      (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                      (x) use Commercially Reasonable Efforts to (A) list, on or prior to the effective date of such registration statement, all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed, if any or
               (B) have authorized for quotation and/or listing, as applicable, on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") of the National Market System of NASDAQ if the Registrable Securities so qualify;

                      (xi) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers;

                     (xii) use Commercially Reasonable Efforts to prevent the issuance by the SEC or any other governmental agency or court of a stop order, injunction or other order suspending the effectiveness of such registration statement and, if such an order is issued, use Commercially Reasonable Efforts to cause such order to be lifted as promptly as practicable;

                    (xiii) take such other actions as the Requisite Holders of such Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                     (xiv) promptly notify each seller and the underwriter or agent, if any:

                         (A)  when such registration statement or any
                    prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                         (B) of any written comments from the SEC with respect to any filing referred to in clause (A) and of any written request by the SEC for amendments or supplements to such registration statement or prospectus;

                         (C) of the notification to the Company by the SEC of its initiation of any proceeding with respect to, or of the issuance by the SEC of, any stop order suspending the effectiveness of such registration statement; and

                         (D)  of the receipt by the Company of any
                    notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                      (xv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the distribution of such Registrable Securities to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends, other than as required by applicable law) representing securities sold under a registration statement hereunder, and enable such securities to be in such denominations and registered in such names as such seller, underwriter or agent may request and keep available and make available to the Company's transfer agent, prior to the effectiveness of such registration statement, an adequate supply of such certificates;

                     (xvi) not later than the effective date of such registration statement, provide a CUSIP number for all Registrable Securities covered by a registration statement hereunder;

                    (xvii) incorporate in the registration statement or any amendment, supplement or post-effective amendment thereto such information as each Holder, the underwriter or agent (if any) or their respective counsel may reasonably request to be included therein with respect to any Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and any other terms of the offering of such Registrable Securities;

                   (xviii)  during any period when a prospectus is required
               to be delivered under the Securities Act, make periodic filings with the SEC pursuant to and containing the information required by the Exchange Act (whether or not the Company is required to make such filings pursuant to such
               Act); and

                     (xix) in connection with an underwritten offering, participate, to the extent reasonably requested by the Requisite Holders or the managing underwriter for the offering, in customary efforts to sell the securities under the offering.

                    (h) Agreements of Certain Holders. (i) Each Holder of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder and the intended plan of distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration. If any registration statement refers to GPA or any of its Affiliates by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require that such reference be in a form reasonably satisfactory to such Holder or in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal or state blue sky statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder.

                    (ii) Each Holder of Registrable Securities as to which any registration is being effected agrees, by acquisition of such Registrable Securities, that upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in clause (vii) of Section 2.5(g), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii) of Section 2.5(g) (the period from the date on which such Holder receives a Suspension Notice to the date on which such Holder receives copies of the supplemented or amended prospectus being herein called the "Suspension Period"). The Company shall take such actions as are necessary to end the Suspension Period as promptly as practicable. In the event the Company shall give any such notice, the periods referred to in
          Section 2.5(c) and clause (ii) of Section 2.5(g) shall be extended by a number of days equal to the number of days of the Suspension Period.

                    2.5.  Underwritten Offerings.

                   (a) Underwritten Offerings in Connection with a Shelf or a Demand Registration. If requested by the underwriters for any underwritten offering in connection with a registration pursuant to Section 2.1 or 2.2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement (i) to be satisfactory in substance and form to the Company and to GPA (so long as it or any of its Affiliates holds Registrable Securities to be included in such registration) and (ii) to contain such representations and warranties by the Company and such Holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. GPA (so long as it or any of its Affiliates holds Registrable Securities to be included in such registration) shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to its obligations thereunder.

                    (b) Underwritten Offerings in Connection with Piggyback Registrations. If the Company at any time proposes to register any of its equity securities under the Securities Act as contemplated by Section 2.3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Participating Holder and subject to Sections 2.3(b) and (c), arrange for such underwriters to include all of the Registrable Securities to be offered and sold by such Holder or Holders among the securities to be distributed by such underwriters. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, provided that such agreement is reasonably satisfactory in substance and form to the Company and the Requisite Holders, and the Requisite Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders thereunder.

                    2.6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities to be registered under such registration statement, their underwriters or agents, if any, and their respective counsel and accountants reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriter s' or agents' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                    2.7.  Indemnification.

                   (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder participating in an offering provided for as described herein (including, without limitation, under the Shelf Registration Statement or any replacement Shelf Registration Statement), its directors, officers, shareholders, employees, investment advisers, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisers and agents), and each other Person, if any, who controls such Persons within the meaning of the Securities Act (each such Person, an "Indemnified Party"), from and against any losses, claims, damages, liabilities or expenses, joint or several (each a "Loss" and collectively, "Losses"), to which such Indemnified Party may become subject under the Securities Act or otherwise, to the extent that such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such Loss, action or proceeding; provided that in any such case the Company shall not be liable to any particular Indemnified Party to the extent that such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party specifically for inclusion therein; and provided, further, that the Company shall not be liable in any such case to the extent it is finally determined by a court of competent jurisdiction that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made

                     (i) in any such preliminary prospectus, if (A) it was the responsibility of such Indemnified Party to provide the Person asserting such Loss with a current copy of the prospectus and such Indemnified Party failed to deliver or cause to be delivered a copy of the prospectus to such Person after the Company had furnished such Indemnified Party with a sufficient number of copies of the same prior to the sale of Registrable Securities to the Person asserting such Loss and (B) the prospectus corrected such untrue statement or omission; or

                    (ii) in such prospectus, if such untrue statement or omission is corrected in an amendment or supplement to such prospectus and such amendment or supplement has been delivered to the Indemnified Party prior to the sale of Registrable Securities to the Person asserting such Loss and the Indemnified Party thereafter fails to deliver the prospectus as so amended or supplemented prior to or concurrently with such sale after the Company had furnished such Indemnified Party (in accordance with the notice provisions contained in Section 10 for Persons who are parties to this Agreement) with a sufficient number of copies of the same for delivery to purchasers of securities.

          Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities hereunder, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Indemnified Parties.

                    (b) Indemnification by the Sellers. i) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 2.1, 2.2 or 2.3 and as a condition to indemnifying such sellers pursuant to this Section 2.7, that the Company shall have received an undertaking reasonably satisfactory to it from each prospective seller of such securities, and (ii) each Holder participating in the Shelf Registration Statement or any replacement Shelf Registration Statement agrees, to indemnify and hold harmless and reimburse (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.7) the Company, each director, officer, employee and agent of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, from and against any Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission from such registration statement, preliminary prospectus, final prospectus or summary prospectus, or any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, if (but only if) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such prospective seller specifically for inclusion therein; provided, however, that such prospective seller shall not be obligated to provide such indemnity to the extent that such Losses result, directly or indirectly, from the failure of the Company to promptly amend or take action to correct or supplement any such registration statement, prospectus, amendment or supplement based on corrected or supplemental information provided in writing by such prospective seller to the Company expressly for such purpose; and provided further, that the obligation to provide indemnification pursuant to this Section 2.7(b) shall be several, and not joint and several, among such indemnifying parties. Notwithstanding anything in this Section 2.7(b) to the contrary, in no event shall the liability of any prospective seller under such indemnity be greater in amount than the amount of the proceeds received by such seller upon the sale of its Registrable Securities in the offering to which the Losses relate. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such prospective seller.

                    (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in paragraph (a) or
          (b) of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.7, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof (such assumption to constitute its acknowledgement of its agreement to indemnify the indemnified party with respect to such matters), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnified party shall be entitled to separate counsel at the expense of the indemnifying party; and provided, further, that, unless there exists a conflict of interest among indemnified parties, all indemnified parties in respect of such claim shall be entitled to only one counsel or firm of counsel for all such indemnified parties. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties in respect of such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel or firm of counsel for such indemnified parties. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all Losses in respect of such claim or litigation or (ii) would impose injunctive relief on such indemnified party. No indemnifying party shall be subject to any Losses for any settlement made without its consent, which consent shall not be unreasonably withheld.

                    (d)  Other Indemnification.  The provisions of this
          Section 2.7 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

                    (e) Indemnification Payments. The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as and when bills are received or Losses are incurred.

                    (f) Contribution. If for any reason the foregoing indemnity and reimbursement is unavailable or is insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 2.7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss (or actions or proceedings, whether commenced or threatened, in respect thereof), including, without limitation, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.7(f) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.7(f) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                    3. Rule 144 and Rule 144A. (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and will take such further action as GPA may reasonably request, all to the extent required from time to time to enable GPA to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, (ii) Rule 144A or (iii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of GPA, the Company will deliver to GPA a written statement as to whether it has complied with such requirements and will, at its expense, forthwith upon the request of GPA, deliver to GPA a certificate, signed by the Company's principal financial officer, stating (A) the Company's name, address and telephone number (including area code), (B) the Company's Internal Revenue Service identification number, (C) the Company's SEC file number, (D) the amount of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and (E) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

                    (b) If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the request of GPA, (i) make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 and (ii) deliver the information required by Section (d) of Rule 144A (such information to be "reasonably current" within the meaning of Section (d)(4)(ii) of Rule 144A).

                    4. Term. This Agreement shall be effective on the date hereof and, subject to Section 15 hereof, shall continue in full force and effect until the eighth (8th) anniversary of the date hereof.

                    5. Amendments and Waivers. This Agreement may be amended, supplemented or modified at any time; provided that each of (i) GPA (so long as GPA or its Affiliates hold Registrable Securities), (ii) the Holders (which may include GPA) of at least fifty-one percent (51%) in interest of Registrable Securities, and (iii) the Company has provided its written consent to such amendment, supplement or modification. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

                    6. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                    7. No Third-Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party and their respective Successors and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than (i) any Affiliate of GPA, (ii) any Holder of Registrable Securities entitled to notice of the registration of securities under this Agreement and (iii) any Participating Holder entitled to indemnity under Section 2.7.

                    8. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                    9. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only (i) if delivered personally (ii) by facsimile transmission, (iii) by Federal Express or other nationally recognized courier service or (iv) mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                         If to the Company, to:

                         America West Airlines, Inc.
                         4000 East Sky Harbor Boulevard
                         Phoenix, Arizona  85034
                         Attention: William A. Franke and Martin J. Whalen Fax No.: (602) 693-5904


                         With a copy to:

                         Andrews & Kurth L.L.P.
                         4200 Texas Commerce Tower
                         600 Travis
                         Houston, Texas  77002
                         Attention:  David G. Elkins

                         If to AmWest, to:

                         AmWest Partners, L.P.
                         201 Main Street, Suite 2420
                         Fort Worth, Texas  76102
                         Attention:  James G. Coulter
                         Fax No.:  (817) 871-4010

                         If to GPA, to:

                         GPA Group plc
                         GPA House
                         Shannon, County Clare
                         Ireland
                         Telecopier:  011-353-61-360503
                         Attention:  Patrick H. Blaney and
                                    Corporate Secretary

                         With a copy to:

                         Paul, Hastings, Janofsky & Walker
                         399 Park Avenue
                         New York, New York 10022
                         Telecopier:  (212) 319-4090
                         Attention:  Marguerite R. Kahn


                    With respect to any other Holder of Registrable Securities or other holder of securities entitled to receive notice, requests or other communications hereunder, such notices, requests and other communications shall be sent to the addresses and facsimile numbers provided to the Company and the other parties hereto by notice as herein provided and referencing this Agreement. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 10, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 9, be deemed given upon receipt, and (iii) if delivered by courier service or mail in the manner described above to the address as provided in this Section 9, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9). Any Person from time to time may change its address, facsimile number or other information for the purpose of notices to that Person by giving notice in accordance with this
          Section 9 specifying such change to each of the other parties executing this Agreement.

                    10. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, the Holders of Registrable Securities and their respective Successors (including, in the case of the Company, the Company as reorganized pursuant to the Plan of Reorganization) and permitted assigns. GPA may assign (by written instruments in form reasonably acceptable to the parties) any of its rights hereunder (in whole or in part) to one or more Affiliates, but otherwise may not assign any of its rights hereunder to any Person, provided, however, that each transferee of Registrable Securities shall be entitled (subject to priorities in registration rights) to participate in an underwritten offering of securities being registered pursuant to Sections 2.2(d) and 2.3 hereof and, with respect to any such participation, to have all of the rights of a Holder of Registrable Securities provided in this Agreement.

                    11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and do not define or limit the provisions hereof or otherwise affect the meaning hereof.

                    12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                    13. Registration Rights to Others. As of the date hereof, the Company has not granted to any other holder of its securities rights with respect to the registration of securities of the Company under the Securities Act other than rights granted pursuant to the AmWest Registration Rights Agreement.

                    14. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                    15. Termination of Certain Rights and Obligations. The rights and obligations hereunder of GPA shall terminate with respect to GPA at such time as neither GPA nor any of its Affiliates holds Registrable Securities, provided that the provisions of Section 2.7, the rights of any party hereto with respect to the breach of any provision hereof and any obligation accrued as of the date of termination shall survive termination of this Agreement.

                    16. No Inconsistent Agreements. The Company will not hereafter enter into, modify, amend or waive any agreement with respect to its securities if such agreement, modification or waiver would conflict with the rights granted pursuant to this Agreement to the Holders of Registrable Securities.
          Specifically, and subject to Section 15 hereof, the Company (i) will not amend, or modify or permit the amendment or modification of provisions contained in Sections 2.2 or 2.3 of the AmWest Registration Rights Agreement and dealing with priority of participation in registrations without the prior written consent of GPA, and (ii) the Company will give prompt notice to GPA of any demand registration rights hereafter granted by the Company to any Person during the term of this Agreement.

                    17. Specific Performance. The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

                    18. Requisite Holders. Each of the parties hereto agrees that the Company may, in connection with the taking of any action permitted to be taken hereunder with the consent or approval of the Requisite Holders of the securities to be included in the relevant registration, rely in good faith on a certificate from such holder or holders stating that it holds or is acting on behalf of a majority in interest of such securities.

                    19. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                               AMERICA WEST AIRLINES, INC.


                               By: /s/ Martin J. Whalen
                                   Name:  Martin J. Whalen
                                   Title:  Senior Vice President


                               GPA GROUP plc


                               By: /s/ Michael Walsh
                                   Name:  Michael Walsh
                                   Title:  Vice President-Legal